EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of The Neptune Society, Inc. (the "Company") Form 10-K/A Amendment No. 1 for the period ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rodney Bagley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          /s/ Rodney Bagley
                                          -------------------------------------
                                          Rodney Bagley
                                          Chief Financial Officer
                                          September 13, 2002